AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

          SUPPLEMENT TO AMERICAN CENTURY REAL ESTATE FUND PROSPECTUS
             INVESTOR CLASS * INSTITUTIONAL CLASS * ADVISOR CLASS

                          SUPPLEMENT DATED MAY 20, 1998
                       PROSPECTUS DATED FEBRUARY 17, 1998

    The following disclosure is added after the third paragraph under the heading "Investment Management," found on page 22 of the Investor Class prospectus, page 17 of the Advisor Class prospectus and page 22 of the Institutional Class prospectus:

    At a Special Meeting of Shareholders held on May 20, 1998, the shareholders of the fund approved the new subadvisory agreement. At the meeting, the shareholders also elected the directors of the fund, and ratified the fund's independent auditors.

    The following disclosure is added to the prospectus of each class as a new subsection immediately following "Transfer and Administrative Services."

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The fund depends upon the computer systems of various service providers, including the transfer agent, for its day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the fund's operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the fund's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the fund will not directly bear any of the cost.

    In light of these remediation efforts, the fund does not anticipate a material adverse impact on its business, operations or financial condition relating to Year 2000 issues. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the fund's business, operations or financial condition.

    In addition, companies in which the fund invests may have Year 2000 computer problems. The value of their securities could go down if they do not fix their problems in time or if fixing them is very expensive. Before making an investment decision about a company, the manager asks it about its Year 2000 readiness. However, the manager cannot be sure that the information it receives is complete and accurate, and there is no guarantee that portfolio companies' Year 2000 problems will not hurt the fund's performance.

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)

                                                                 P.O. Box 419200
                                                           Kansas City, Missouri
                                                                      64141-6200
                                                  1-800-345-2021 or 816-531-5575

SH-SPL-12565  9805